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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  JULY 30, 2001
                           --------------------------
                           Date of Filing of Form 8-K

                                  JULY 26, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                          OUTSOURCE INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          FLORIDA                     000-23147                65-0675628
          -------                     ---------                -----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

                           1690 SOUTH CONGRESS AVENUE
                           DELRAY BEACH, FLORIDA 33445
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (561) 454-3500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

               Effective July 26, 2001, Garry E. Meier has resigned from the Company's Board of Directors and as its President. Mr. Meier has also resigned as the Company's Chief Executive Officer effective August 31, 2001. While Mr. Meier has announced his intention to pursue other interests he has agreed to continue with the Company in a consulting role until December 31, 2001. Mr. Jay
D. Seid, a current member of the Company's Board of Directors, will assume the role of Executive Chairman of the Board. Effective immediately, Michael A. Sharp, the Company's Chief Financial Officer, has been elected as a director of the Company and as its Chief Restructuring Officer and Richard Mazelsky, the Company's Chief Operating Officer, has been elected as the Company's President.

A copy of the press release issued by Outsource on July 26, 2001 relating to the changes in senior management is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         EXHIBIT NO.               DESCRIPTION
         -----------               -----------

         99.1                      Press Release dated July 26, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OUTSOURCE INTERNATIONAL, INC.

                                       By: /s/ Michael A. Sharp
                                           ------------------------------------
                                       Name:  Michael A. Sharp
                                       Title: Chief Financial Officer and Chief
                                              Restructuring Officer

Date:  July 30, 2001



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